THE EATON VANCE GROUP OF FUNDS

Supplement to Prospectuses

On October 8, 2020, Morgan Stanley and Eaton Vance Corp. (“EVC”) announced that they had entered into a definitive agreement under which Morgan Stanley would acquire EVC. Under the Investment Company Act of 1940, as amended, consummation of this transaction may result in the automatic termination of each Fund’s investment advisory agreement, and any related sub-advisory agreement(s), if applicable. Thus, each Fund’s Board will be asked to approve a new investment advisory agreement (and new sub-advisory agreement(s), if applicable). If approved by each Fund’s Board, the new investment advisory agreement (and new sub-advisory agreement(s), if applicable) is expected to be presented to Fund shareholders for approval, and, if approved, would take effect upon the closing of the transaction.

October 26, 2020	36822 10.26.20